SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 6, 2007

TANK SPORTS, INC.
(Exact name or registrant as specified in its charter)

California	333-129910	95-4849012
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10925 Schmidt Road
El Monte, California 91733
(Address of Principal Executive Offices, Including Zip Code)

(626) 350-4039
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Tank Sports, Inc. (the "Company") is attaching as Exhibit 99.1 to this Current Report on Form 8-K a Report of Progress following the one year anniversary of going public, dated November 6, 2007, which the Company intends to utilize for informational purposes.  The Report of Progress provides information on the progress the Company has made toward properly executing its business plan.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit No.	Description
99.1	Report of Progress dated November 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by The undersigned hereunto duly authorized.

TANK SPORTS, INC.

Date: November 7, 2007	By:	/s/ Jing Jing Long
Jing Jing Long
Title: Principal Executive Officer